UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2023

LAKELAND FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	0-11487	35-1559596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 East Center Street,
Warsaw	,	Indiana	46580
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (574) 267-6144

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LKFN	NASDAQ

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On January 25, 2023, Lakeland Financial Corporation (the “Company”) issued a press release announcing its earnings for the twelve months ended December 31, 2022. The press release is furnished herewith as Exhibit 99.1.

The disclosure in this Item 2.02 and the related exhibit under Item 9.01 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The disclosure in this Item 2.02 and the related exhibit under Item 9.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

99.1 Press Release dated January 25, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated: January 25, 2023	By:	/s/ Lisa M. O’Neill
Lisa M. O’Neill
Executive Vice President
and Chief Financial Officer